UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21730

Salient Private Access TEI Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient Private Access TEI Fund, L.P.	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/19

Date of reporting period: 09/30/19

Item 1.	Schedule of Investments.

Salient Private Access TEI Fund, L.P. invests substantially all of its assets indirectly in Salient Private Access Master Fund, L.P. (the “Master Fund”), as discussed in the accompanying notes. The Schedule of Investments of the Master Fund is included herein.

SALIENT PRIVATE ACCESS TEI FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments

September 30, 2019

(Unaudited)

(1) ORGANIZATION

The Salient Private Access TEI Fund, L.P. (the “TEI Fund”), a Delaware limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on March 17, 2005, as a non-diversified, closed-end management investment company. The TEI Fund was created to serve as a feeder fund for the Salient Private Access (Offshore TEI) Fund, Ltd. (the “Offshore TEI Fund”), which in turn is a feeder fund for the Salient Private Access Master Fund, L.P. (the “Master Fund”). For convenience, reference to the TEI Fund may include the Offshore TEI Fund and Master Fund, as the context requires.

The TEI Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The TEI Fund pursues its investment objective by investing substantially all of its assets in the Offshore TEI Fund, which in turn invests substantially all of its assets in the Master Fund, which has the same investment objectives as the Offshore TEI Fund and the TEI Fund. The Master Fund invests its assets in investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund’s Schedule of Investments and Notes to Schedule of Investments, included elsewhere in this report, should be read in conjunction with this report. The Offshore TEI Fund serves solely as an intermediary for the TEI Fund’s investment in the Master Fund. The percentage of the Master Fund’s partnership interests indirectly owned by the TEI Fund on September 30, 2019, was 40.30%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the TEI Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the TEI Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the TEI Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the TEI Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the TEI Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the TEI Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the TEI Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the TEI Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

Under the TEI Fund’s organizational documents, the TEI Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the TEI Fund. In the normal course of business, the TEI Fund enters into contracts with service providers, which also provide for indemnifications by the TEI Fund. The TEI Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the TEI Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the TEI Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedule of Investments reflects the financial position of the Master Fund. The TEI Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) INVESTMENT SECURITIES TRANSACTIONS

The TEI Fund records investment transactions on a trade-date basis.

Investments that are held by the TEI Fund are marked to fair value at the reporting date.

(c) INVESTMENT VALUATION

The valuation of the TEI Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the TEI Fund’s investments is calculated by UMB Fund Services, Inc., the TEI Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the TEI Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The TEI Fund invests substantially all of its assets in the Offshore TEI Fund, which in turn invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value based on the TEI Fund’s proportional share of the Master Fund’s partners’ capital, through the Offshore TEI Fund. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s Notes to Schedule of Investments, included elsewhere in this report.

(d) USE OF ESTIMATES

The Schedule of Investments has been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedule of Investments. Actual results may differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The TEI Fund records its investment in the Offshore TEI Fund, which in turn invests substantially all of its assets in the Master Fund, at fair value. Investments of the Master Fund are recorded at fair value as more fully discussed in the Master Fund’s Notes to Schedule of Investments, included elsewhere in this report.

(4) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the TEI Fund may invest either directly or through the Offshore TEI Fund and Master Fund may trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The TEI Fund’s risk of loss in these Investment Funds is limited to the TEI Fund’s pro rata share of the value of its investment in or commitment to such Investment Funds as held directly or through the Offshore TEI Fund and Master Fund. In addition, the Master Fund may invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

As of September 30, 2019, all of the investments made by the TEI Fund were in the Master Fund (through the Offshore TEI Fund).

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21527

Salient Private Access Master Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient Private Access Master Fund, L.P.	K & L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/19

Date of reporting period: 09/30/19

Item 1.	Schedule of Investments.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

September 30, 2019

(Unaudited)

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Canada
Private Equity (0.67% of Partners’ Capital)
Alloy Merchant Partners, L.P. (1)(2)	August, 2018		$1,742,708	$1,522,015

Total Canada			1,742,708	1,522,015

Cayman Islands
Energy (0.90% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.	July, 2008		2,639,939	1,144,075
Sentient Global Resources Fund IV, L.P.	June, 2011		2,141,766	900,157
Global Macro and Trading (5.57% of Partners’ Capital)
CCP Core Macro Fund LP- Class Newton USD	February, 2015		10,500,000	12,622,201
Private Equity (13.67% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.	August, 2008		12,192	56,706
CX Partners Fund Ltd. (1)	April, 2009		2,964,554	2,496,149
Gavea Investment Fund II A, L.P.	May, 2007		-	6,890
Gavea Investment Fund III A, L.P.	September, 2008		-	49,686
India Asset Recovery Fund L.P.	October, 2006		102,450	112
J.C. Flowers III L.P. (1)	October, 2009		1,686,137	1,270,139
LC Fund IV, L.P. (1)	May, 2008		2,501,536	1,862,151
New Horizon Capital III, L.P. (1)	March, 2009		1,100,079	1,383,662
Northstar Equity Partners III (1)	June, 2011		1,272,494	1,196,679
Orchid Asia IV, L.P.	November, 2007		1,047,749	3,772,141
Reservoir Capital Partners (Cayman), L.P.	June, 2009		337,243	558,379
Tiger Global Private Investment Partners IV, L.P.	March, 2007		194,568	33,715
Tiger Global Private Investment Partners V, L.P. (1)	January, 2008		1,294,462	1,065,233
Tiger Global Private Investment Partners VI, L.P. (1)	November, 2010		821,746	1,097,175
Trustbridge Partners II, L.P. (1)	December, 2007		1,117,066	1,090,428
Trustbridge Partners III, L.P. (1)	April, 2009		3,264,223	3,031,431
Trustbridge Partners IV, L.P. (1)	September, 2011		2,100,509	4,565,494
Trustbridge Partners V, L.P.	November, 2015		4,960,876	7,461,055
Real Estate (0.46% of Partners’ Capital)
Forum European Realty Income III, L.P.	February, 2008		959,961	214,101
Phoenix Asia Real Estate Investments II, L.P.	September, 2007		864,748	835,138

Total Cayman Islands			41,884,298	46,712,897

Guernsey
Private Equity (0.12% of Partners’ Capital)
Mid Europa Fund III LP	November, 2007		356,500	266,618

Total Guernsey			356,500	266,618

Republic of Mauritius
Real Estate (0.00% of Partners’ Capital)
ORBIS Real Estate Fund I (2)	November, 2006		2,036,551	-

Total Republic of Mauritius			2,036,551	-

United Kingdom
Private Equity (0.43% of Partners’ Capital)
Darwin Private Equity I L.P. (1)	September, 2007		1,289,621	190,417
Sovereign Capital Limited Partnership III (1)	March, 2010		-	779,308
Real Estate (0.07% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.	August, 2006		455,882	92,549
Patron Capital, L.P. II	February, 2005		136,384	14,416
Patron Capital, L.P. III	July, 2007		658,355	61,858

Total United Kingdom			2,540,242	1,138,548

SALIENT PRIVATE ACCESS MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

September 30, 2019

(Unaudited)

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
United States
Energy (10.64% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P. (1)	October, 2007		276,279	15,107
ArcLight Energy Partners Fund V, L.P. (1)	December, 2011		892,531	680,074
CamCap Resources, L.P.	May, 2008		53,948	1,141
EIV Capital Fund II, LP	December, 2014		3,023,556	3,323,386
EMG AE Permian Co-Investment, LP	July, 2014		3,148,191	183,085
EMG Iron Ore Holdco, LP	April, 2019		476,106	478,135
EnCap Energy Capital Fund VII-B LP (1)	October, 2007		1,528,419	248,714
EnCap Energy Infrastructure TE Feeder, L.P.	October, 2009		1,191,076	314,413
Energy & Minerals Group Fund II, L.P. (1)	November, 2011		2,086,956	2,202,677
Haddington Energy Partners III, L.P.	April, 2017		645,734	877,451
Intervale Capital Fund, L.P.	May, 2008		1,125,443	1,537,101
Merit Energy Partners G, L.P.	September, 2009		3,165,628	2,253,255
Midstream & Resources Follow-On Fund, L.P. (1)	March, 2010		518,415	552,483
NGP Energy Technology Partners II, L.P. (1)	July, 2009		998,362	645,955
NGP IX Offshore Fund, L.P. (1)	March, 2008		720,612	158,941
NGP Midstream & Resources, L.P. (1)	October, 2007		1,071,205	298,769
Quantum Parallel Partners V, LP	October, 2008		5,023,221	5,466,246
TPF II-A, L.P.	October, 2008		1,384,952	158,750
Triangle Peak Partners II Annex Fund, LP (1)	July, 2015		557,648	571,580
Vortus Investments, LP	January, 2016		3,546,841	2,519,682
Vortus Investments II, LP (1)	August, 2017		1,042,210	1,079,877
Vortus NPR Co-investment	December, 2015		461,065	569,856
Event-Driven (4.63% of Partners’ Capital)
BDCM Partners I, L.P.	January, 2011		2,010,495	2,480,206
Credit Distressed Blue Line Fund, L.P. (2)	April, 2010		3,847,700	593,985
Fortelus Special Situations Fund Ltd.	May, 2010		126,676	543,031
Harbinger Capital Partners Fund I, L.P.	November, 2006		7,170,405	1,126,802
Harbinger Capital Partners Fund II, L.P.	July, 2010		922,338	82,234
Harbinger Capital Partners Special Situations Fund, L.P.	December, 2006		932,188	58,475
Harbinger Class L Holdings (U.S.), LLC	July, 2010		6,653	43,487
Harbinger Class LS Holdings I (U.S.) Trust	May, 2013	592	401,956	-
Harbinger Class PE Holdings (U.S.) Trust	July, 2010	1	242,329	301,792
Muirfield GSE Partners, LP	July, 2019		5,000,000	5,253,576
Prospect Harbor Credit Partners LP	February, 2010		7,577	19,670
Global Macro and Trading (2.34% of Partners’ Capital)
GAM Systematic Discovery Fund LP (3)	September, 2017		5,000,000	5,317,624
Private Equity (34.24% of Partners’ Capital)
Advent Latin American Private Equity Fund IV-F L.P.	August, 2007		328,862	245,506
Advent Latin American Private Equity Fund V-F L.P.	May, 2010		1,525,622	1,423,581
Armadillo Litigation Finance II (1)	February, 2016		63,179	337,478
Artis Ventures II, L.P.	November, 2014		2,152,000	3,009,650
Audax Mezzanine Fund II, L.P.	July, 2006		-	731
Aviator Capital Mid-Life Us Feeder Fund, LP	December, 2016		2,192,688	3,425,643
Aviator Capital IV US Feeder, L.P.	March, 2019		1,291,255	1,321,566
BDCM Opportunity Fund II, L.P. (1)	March, 2006		721,219	802,593
BLC Secured Credit Partners II LP	July, 2015		1,509,375	191,035
Catterton Growth Partners, L.P.	March, 2008		1,992,712	780,569
Chrysalis Ventures III, L.P.	December, 2006		304,483	148,018
Colbeck Strategic Lending Onshore Feeder, LP (1)(2)	March, 2017		2,874,850	2,618,635
Column Group II, LP	October, 2014		5,457,071	6,563,764
Column Group III, LP	May, 2016		1,862,416	2,197,159
Crestline Opportunities Fund III, LLC	August, 2016		3,747,039	4,191,541
Crosslink Crossover Fund V, L.P.	May, 2007		327,302	269,742
Crosslink Crossover Fund VI, L.P.	March, 2007		-	2,070,837
Dace Ventures I, LP	June, 2007		352,795	153,442
Fairhaven Capital Partners, L.P.	March, 2008		1,654,414	959,850
Founders Fund III, LP	May, 2010		955,176	4,382,171
Founders Fund IV, LP	January, 2012		391,839	5,257,874
Freedom Participation Partners I, LLC (1)	July, 2016		1,504,761	374,419
Garrison Opportunity Fund LLC	February, 2010		-	107,950
Garrison Opportunity Fund II A LLC (1)	March, 2011		-	632,834
HealthCor Partners Fund, L.P.	August, 2007		1,044,795	1,413,461
ILS Property & Casualty Master Fund Ltd. (1)	November, 2014		2,084,642	2,051,795
Ithan Creek Partners, L.P.	October, 2008		33,086	121,768
Kayne Anderson Real Estate Debt, L.P. (1)	June, 2016		1,518,916	1,385,916
Kayne Anderson Real Estate Debt II, L.P. (1)	July, 2017		1,303,054	1,259,744
MatlinPatterson Global Opportunities Partners III, L.P.	July, 2007		1,551,593	664,908
Middle East North Africa Opportunities Fund, L.P. (2)	July, 2008	728	728,344	76,251
Monomoy Capital Partners, L.P.	November, 2006		907,709	55,818
Monomoy Capital Partners II, L.P. (1)	May, 2011		1,386,193	1,097,524
Monomoy Capital Partners III, L.P. (1)	December, 2017		1,143,329	752,374

SALIENT PRIVATE ACCESS MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

September 30, 2019

(Unaudited)

	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Parabellum Partners I, LP	August, 2017		1,875,037	1,991,080
Parabellum Partners II, LP (1)	August, 2019		1,931,945	1,931,945
Pine Brook Capital Partners, L.P. (1)	January, 2008		1,966,575	535,070
Pinto America Growth Fund, L.P.	July, 2006		30,193	250,996
Private Equity Investment Fund V, L.P.	April, 2009		5,677,931	3,454,591
Red Dot Holdings III, LP	February, 2019		2,231,563	1,835,036
Rosebrook 2018 Co-Invest I, L.P. (3)	January, 2018		1,052,606	1,187,098
Saints Capital VI, L.P.	April, 2008		1,752,038	487,194
Sanderling Venture Partners VI Co-Investment Fund, L.P.	June, 2005		224,326	179,233
Sanderling Venture Partners VI, L.P.	June, 2005		119,592	147,726
Sterling Capital Partners II, L.P.	August, 2005		198,102	32,566
Sterling Group Partners II, L.P.	July, 2005		199,627	-
Sterling Group Partners III, L.P.	April, 2010		1,417,340	738,474
Strategic Value Global Opportunities Fund I-A, L.P.	December, 2006		28,951	142,844
Strattam Capital Investment Fund, L.P. (1)	December, 2015		4,017,519	4,138,574
Strattam Capital Investment Fund II, L.P. (1)	February, 2018		1,243,176	1,203,833
Strattam Co-Invest Fund V, L.P.	December, 2018		453,214	495,271
Strattam Co-Invest Fund VI, L.P.	December, 2018		453,214	450,424
Strattam Co-Invest Fund VII, L.P.	September, 2019		401,364	401,364
TAEF Fund, LLC	August, 2008		476,124	751,979
Tenaya Capital V, LP	November, 2007		297,193	423,136
Tenaya Capital VI, LP	July, 2012		1,461,362	1,676,064
The Column Group, LP	September, 2007		1,592,981	1,682,126
The Raptor Private Holdings L.P.	January, 2009	188	128,227	55,798
Trivest Fund IV, L.P. (1)	November, 2007		-	75,035
Tuckerbrook SB Global Distressed Fund I, L.P.	July, 2007		142,433	281,244
Valiant Capital Partners LP	July, 2009		458,169	862,314
VCFA Private Equity Partners IV, L.P.	March, 2005		348,972	47,396
VCFA Venture Partners V, L.P. (1)	January, 2007		808,366	517,766
Voyager Capital Fund III, L.P.	May, 2007		328,913	414,778
WestView Capital Partners II, L.P.	August, 2009		1,050,336	898,551
Real Estate (5.26% of Partners’ Capital)
Cypress Realty VI Limited Partnership	June, 2007		540,528	367,846
Florida Real Estate Value Fund, L.P. (1)	October, 2010		-	202,557
GTIS Brazil Real Estate Fund (Brazilian Real) LP (1)	July, 2008		2,418,199	2,462,891
Lone Star Real Estate Fund II (U.S.), L.P.	June, 2011		6,283	56,239
Monsoon Infrastructure & Realty Co-Invest, L.P.	February, 2008		1,560,996	1,868,963
Northwood Real Estate Co-Investors LP (1)	April, 2008		410,274	570,822
Northwood Real Estate Partners LP (1)	April, 2008		1,057,443	1,295,523
Parmenter Realty Fund IV, L.P.	May, 2011		261,110	1,560
Pennybacker IV, LP (1)	February, 2018		2,296,770	2,499,196
Prescott Strategies Fund I LP (1)	June, 2019		987,054	725,048
PSF I Jax Metro Holdings, LLC	March, 2019		777,002	798,179
SBC US Fund II, LP	June, 2011		1,063,674	1,051,213
Square Mile Partners III LP	April, 2008		710,002	36,831
Relative Value (21.47% of Partners’ Capital)
CIFC SSC Loan Fund, L.P.	April, 2016		5,000,000	7,052,382
Eton Park Fund, L.P.	June, 2009		315,225	13,125
King Street Capital, L.P.	November, 2009		16,080	67,734
Magnetar Capital Fund LP	February, 2009		-	57,439
Magnetar SPV LLC	May, 2008		32,888	2,272
Millennium USA LP	April, 2012		4,220,701	14,361,234
Napier Park IG Muni First Loss Fund, LP (3)	April, 2015		2,492,774	3,250,000
Sculptor Asia Domestic Partners, LP	December, 2007		305,420	32,877
PIPE Equity Partners, LLC (2) (4)	August, 2008		3,332,051	-
PIPE Select Fund, LLC (2) (4)	September, 2008		2,866,761	-
Prophet Opportunity Partners LP	March, 2017		6,000,000	6,001,719
Stark Select Asset Fund, LLC	July, 2010		-	15,043
STS Partners Fund, LP	November, 2016		5,500,000	7,347,612
The 1609 Fund Ltd.	January, 2018	10,000	10,000,000	10,480,131

Total United States			186,056,058	178,211,649

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies			234,616,357	227,851,727	100.47%

Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Relative Value (0.07% of Partners’ Capital)
CRC Credit Fund Ltd.	July, 2010	8,320	127,751	165,969

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies			127,751	165,969

SALIENT PRIVATE ACCESS MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

September 30, 2019

(Unaudited)

	Initial Investmet Date	Shares	Cost	Fair Value	% of Partners’ Capital
Total Passive Foreign Investment Companies			127,751	165,969	0.07%

Private Corporations
United States
Real Estate (0.00% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.	August, 2006		1,491,678	6,487

Total Private Corporations			1,491,678	6,487	0.00%

Total Investments in Investment Funds (6)			236,235,786	228,024,183	100.54%

Investments in CLO Equity
United States
Relative Value (1.21% of Partners’ Capital)
Regatta XV Funding Ltd., Subordinated Note, Principal $5,000,000, 5.29%, due 10/1/2031 (1)(5)(7)	October, 2018		3,118,300	2,750,000

Total Investments in CLO Equity			3,118,300	2,750,000	1.21%

Investments in Securities
Limited Liability Companies
United States
Private Equity (0.22% of Partners’ Capital)
Clovis Point II RIVS Investment, LLC (4)(6)	March, 2019		500,000	500,000

Total Limited Liability Companies			500,000	500,000	0.22%

Common Stocks
United States
Professional Services (0.27% of Partners’ Capital)
Milton ZXP LLC - Class A Units (2)(4)(6)	February, 2018	5,000	602,900	602,900
REVA Medical, Inc.		50,795	26,262	-

Total Common Stocks			629,162	602,900	0.27%

Preferred Stocks
United States
Food Technology (0.18% of Partners’ Capital)
Credible Inc., Series A Preferred Stock (4)	April, 2015	19,842	299,995	408,745
Professional Services (0.19% of Partners’ Capital)
Hired, Inc., Series C Preferred Stock (4)	December, 2015	78,280	399,995	420,364

Total Preferred Stocks (6)			699,990	829,109	0.37%

Convertible Note Purchase Agreements
United States
Food Technology (0.04% of Partners’ Capital)
Credible, Inc. (1) (4)	April, 2016		100,000	100,000

Total Purchase Agreements (6)			100,000	100,000	0.04%

Total Investments in Securities			1,929,152	2,032,009	0.90%

Total Investments			$241,283,238	$232,806,192	102.65%

The Master Fund’s total outstanding capital commitments to Investment Funds as of September 30, 2019 were $44,216,887. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All investments are non-income producing unless noted otherwise.

(1)	Income producing investment.
(2)	Affiliated investments for which ownership exceeds 5% of the investment's capital (See Note 4b).
(3)	Affiliated investments for which ownership exceeds 25% of the investment's capital (See Note 4b).
(4)	Valued in good faith pursuant to procedures approved by the Board of Directors as of September 30, 2019. The total of all such investments represents 0.90% of partners' capital.
(5)	CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield for the CLO equity position will generally be updated periodically or on transactions such as an add-on purchases, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.
(6)	Restricted investments as to resale.
(7)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The Security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to the Schedule of Investments.

Total Return Swap Agreements:

Underlying Instrument	Counterparty	Pay / Receive Total Return	Financing Rate / Frequency	Maturity Date	Notional Amount at Value [1]	Premium (Paid) Received	Unrealized Gain (Loss)	Value
Lyxor Swap [2]	Societe Generale	Pay	3M LIBOR + 1.30% / Quarterly	2/20/2020	$10,244,118	$-	$(969)	$(969)

[1]	Reference amount pursuant to which the counterparties make payments and is not a measure of the maximum risk of loss.
[2]	The underlying investment is the Lyxor/Bridgewater Fund Limited - Class B.

See accompanying notes to the Schedule of Investments.

SALIENT PRIVATE ACCESS MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments

September 30, 2019

(Unaudited)

(1) ORGANIZATION

The Salient Private Access Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently six feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, hedge funds, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedule of Investments reflects the financial position of the Master Fund. The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments of sufficient credit quality with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the Schedule of Investments.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of September 30, 2019.

Investments held by the Master Fund are valued as follows:

•	INVESTMENT FUNDS—Investments in Investment Funds that do not have a readily determinable fair value are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•	SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

•	DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask price provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

Forward foreign currency exchange contracts are valued at prices supplied by an approved pricing vendor. The pricing vendor will consider spot and forward market prices and various other relevant factors in determining the fair values. Such valuations are provided by a pricing service approved by the Board.

•	OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange and in other investment companies that have a readily determinable fair value are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value.

Collateralized loan obligation (“CLO”) equity investments are valued according to prices as supplied by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker that normally deals in such investments on the valuation date.

•	SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedure approved by the Board.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end, if any, are presented in the Master Fund’s Schedule of Investments. The Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments the Master Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS CONTRACTS—The Master Fund may invest in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Master Fund may enter into forward foreign currency exchange contracts in connection with its investment objective in order to gain more or less exposure to foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Master Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Master Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Master Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Master Fund may invest in futures contracts as part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Master Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Master Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) from futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SWAP AGREEMENTS—The Master Fund may invest in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receipt of a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the obligation to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund is subject to investment exposure on the notional amount of the swap agreement.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Master Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Master Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of September 30, 2019, and where such derivatives are recorded:

	Assets	Liabilities
	Unrealized Gain on Swap Agreements	Unrealized Loss on Swap Agreements
Equity Risk Exposure:
Swap Agreements	$—	$969

(g)	COLLATERALIZED LOAN OBLIGATIONS

The Master Fund’s CLO equity investments involves a number of significant risks. CLO equity investments are typically very highly leveraged (nine to thirteen times) and therefore the equity tranches in which the Master Fund is currently invested are subject to a higher degree of risk of total loss. The Master Fund generally has the right to receive payments only from the CLO, and generally does not have the direct rights against the underlying borrowers or the entity that sponsored the CLO. The Master Fund indirectly bears the risks of the underlying loan investments or collateral held by the CLO. If an underlying asset of a CLO declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both of the Master Fund’s income and NAV may be adversely impacted.

(h) CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to investment companies, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of September 30, 2019, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(i) USE OF ESTIMATES

The Schedule of Investments has been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedule of Investments. Actual results may differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

• Level 1 —	unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 —	investments with other significant observable inputs

• Level 3 —	investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are supported by methodologies employed by the Investment Funds’ market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of September 30, 2019 and assets valued at NAV as practical expedient are listed in a separate column to permit reconciliation to the totals in the schedule of investments:

	LEVEL 1		LEVEL 2		LEVEL 3		INVESTMENTS VALUED AT NAV AS A PRACTICAL EXPEDIENT	TOTAL
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Limited Partnerships, Exempted Limited
Partnerships and Limited Liability Companies
Energy	$-	$-	$-	$-	$-	$-	$26,180,910	$26,180,910	$-
Event-Driven	-	-	-	-	-	-	10,503,258	10,503,258	-
Global Macro and Trading	-	-	-	-	-	-	17,939,825	17,939,825	-
Private Equity	-	-	-	-	-	-	111,391,236	111,391,236	-
Real Estate	-	-	-	-	-	-	13,154,930	13,154,930	-
Relative Value	-	-	-	-	-	-	48,681,568	48,681,568	-
Passive Foreign Investment Companies
Relative Value	-	-	-	-	-	-	165,969	165,969	-
Private Corporations
Real Estate	-	-	-	-	-	-	6,487	6,487	-
Investments in CLO Equity
Relative Value	-	-	2,750,000	-	-	-	-	2,750,000	-
Investment Securities
Limited Liability Companies
Private Equity	-	-	-	-	500,000	-	-	500,000	-
Common Stocks
Professional Services	-	-	-	-	602,900	-	-	602,900	-
Preferred Stocks
Food Technology	-	-	-	-	408,745	-	-	408,745	-
Professional Services	-	-	-	-	420,364	-	-	420,364	-
Convertible Note Purchase Agreement
Food Technology	-	-	-	-	100,000	-	-	100,000	-
Derivative Instruments
Swap Agreements	-	(969)	-	-	-	-	-	-	(969)

Total	$-	$(969)	$2,750,000	$-	$2,032,009	$-	$228,024,183	$232,806,192	$(969)

^	Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as investments, such as swap agreements. These financial instruments are generally recorded in the financial statements at the unrealized gain or loss on the financial instrument.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

The following table is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 fair value measurements for the investment held as of September 30, 2019:

	Fair Value as of September 30, 2019	Valuation Technique	Unobservable Input*	Multiple
Investments
Common Stock
United States
Professional Services	$602,900	Market Comparable Companies	EBITDA Multiple	6.20
Preferred Stocks
United States
Food Technology	408,745	Market Comparable Companies	Revenue Multiple	13.50
Limited Liability Company
United States
Private Equity	500,000	Market Comparable Companies	Revenue Multiple	2.4

Total Investments	$1,511,645

*	The impact on valuation from an increase in input would be an increase.

Except as disclosed above, the Master Fund’s significant Level 3 investments have been valued using unadjusted third party transactions and quotations or unadjusted historical third party financial information. As a result, fair value assets of $520,364 have been excluded from the preceding table as quantitative unobservable inputs for the valuations of such assets were not developed or adjusted by the Master Fund.

The following is a reconciliation of the Level 3 investments held at September 30, 2019 based on the inputs used to determine fair value:

	Balance as of December 31, 2018	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of September 30, 2019
Investments
Investments in Investment Funds
Limited Partnerships, Exempted LimitedPartnerships and Limited Liability Companies
Private Equity	$-	$500,000	$-	$-	$-	$500,000
Common Stocks
Professional Services	500,000	102,900				602,900
Investments in Securities
Preferred Stocks
Food Technology	429,976	-	-	-	(21,231)	408,745
Professional Services	420,364	-	-	-	-	420,364
Purchase Agreements
Convertible Note Purchase Agreements
Food Technology	100,000	-	-	-	-	100,000

Total Investments	$1,450,340	$602,900	$-	$-	$(21,231)	$2,032,009

The change in unrealized appreciation/(depreciation) from Level 3 investments held at September 30, 2019 is ($21,231).

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of September 30, 2019, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments Remaining (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors	$26,181	$8,472	Up to 10 years	N/A	N/A	Up to 15 years
Event-Driven (b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	10,503	N/A	N/A	Quarterly	45-90	Up to 5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Global Macro and Trading (c)	Investments across global markets and security types seeking to profit from macroeconomic opportunities. Strategies can be discretionary or systematic. Includes commodity trading advisors.	17,940	N/A	N/A	Quarterly	30-90	Up to 5 years; up to 6% early redemption fee; possible hard lock within first 12 months; illiquid side pocket capital
Private Equity (d)	Investments in nonpublic companies.	111,391	28,894	Up to 10 years	N/A	N/A	Up to 10 years
Real Estate (e)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	13,161	6,851	Up to 10 years	N/A	N/A	Up to 10 years
Relative Value (f)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	48,848	N/A	N/A	Quarterly	30-120	Up to 5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$228,024	$44,217

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)	This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)	This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)	This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global macro funds, and commodity trading advisors.

(d)	This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(e)	This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(f)	This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

The Adviser monitors Investment Fund capital call activity and reviews regularly the Master Fund’s cash positions and anticipated activity, including planning any necessary redemptions of Investment Funds and the possible use of a credit facility, so that the Fund may cover any funding call by Investment Funds.

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of September 30, 2019:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners' Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
Millennium USA LP	6.33%	Millennium USA, LP invests a substantial portion of its capital in Millennium Partners, L.P. (“MLP”) as a limited partner. The MLP is engaged in the business of trading equities, fixed income products, options, futures and other financial instruments.	Yes	Quarterly	Subject to a 25% investor level gate; 12 month soft lock with 4% early redemption fee.
CCP Core Marco Fund LP-Class Newton USD	5.57%	CCP Core Macro Fund is a systematic global macro hedge fund that invests in futures, equities and other liquid financial instruments	No	Daily	Daily liquidity with three business day's notice

(4) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until such time. The Master Fund’s book cost as of September 30, 2019, was $241,283,238 resulting in accumulated net unrealized depreciation of $8,477,046 consisting of $49,646,111 in gross unrealized appreciation and $58,123,157 in gross unrealized depreciation.

(b) AFFILIATED INVESTMENT FUNDS

As of September 30, 2019, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. A listing of these affiliated Investment Funds (including activity during the period ended September 30, 2019) is shown below:

Affiliated Investments	Shares 12/31/2018	Shares 9/30/2019	Fair Value 12/31/2018	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Fair Value 9/30/2019	Interest Income
Ownership exceeds 5% of the investment's Capital:
Alloy Merchant Partners, L.P.			$1,418,249	$400,000	$(248,115)	$-	$(48,119)	$1,522,015	$12,101
Colbeck Strategic Lending Onshore Feeder, LP			905,332	1,712,844	(13,748)	-	14,207	2,618,635	-
Credit Distressed Blue Line Fund, L.P.			595,549	-	-	-	(1,564)	593,985	-
Middle East North Africa Opportunities Fund, L.P.	728	728	86,572	-	-	-	(10,321)	76,251	-
Milton ZXP LLC - Class A Units			500,000	102,900	-	-	-	602,900	-
ORBIS Real Estate Fund I			1,066,760	-	(1,384,720)	-	317,960	-	-
PIPE Equity Partners, LLC			-	-	-	-	-	-	-
PIPE Select Fund, LLC			-	-	-	-	-	-	-
Total			4,572,462	2,215,744	(1,646,583)	-	272,163	5,413,786	12,101
Ownership exceeds 25% of the investment's Capital:
GAM Systematic Discovery Fund LP			4,626,934	-	-	-	690,690	5,317,624	-
Napier Park IG Muni First Loss Fund, LP			3,149,412	-	(91,475)	-	192,063	3,250,000	-
Rosebrook 2018 Co-Invest I, L.P.			1,396,745	-	-	-	(209,647)	1,187,098	-
Total			9,173,091	-	(91,475)	-	673,106	9,754,722	-
Total Affiliated Investments			$13,745,553	$2,215,744	$(1,738,058)	$-	$945,269	$15,168,508	$12,101

*	Sales include return of capital

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Private Access TEI Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 27, 2019

By (Signature and Title)	/s/ Thomas Dusenberry
Thomas Dusenberry
Principal Financial Officer

Date: November 27, 2019